UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2012

Cooper Tire & Rubber Company

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-04329 (Commission File Number)	34-4297750 (IRS Employer Identification No.)

701 Lima Avenue, Findlay, Ohio (Address of principal executive offices)	45840 (Zip Code)

Registrant's telephone number, including area code: (419) 423-1321

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 28, 2012, Cooper Tire & Rubber Company, a Delaware corporation (the “Company”), along with Max-Trac Tire Co., Inc., a subsidiary of the Company, an Ohio corporation, entered into a First Amendment (the “Amendment”) to the Amended and Restated Loan and Security Agreement, dated July 27, 2011 (the “Loan and Security Agreement,” as amended by the Amendment, the “Amended Loan and Security Agreement”), with Bank of America, N.A. (as Administrative Agent, Issuing Bank and a Lender) and certain financial institutions named therein (the “Lenders”).

The Amendment provides that certain letters of credit under the Amended Loan and Security Agreement, including a letter of credit issued by Bank of America, N.A. to Unicredit Bank Serbija relating to the Company’s previously announced acquisition of the assets of a tire-making facility in Krusevac, Serbia, may be denominated in Euros or any other currency other than U.S. dollars. The Amendment also provides that any calculations of Value, fundings of Loans, issuances of Letters of Credit and payments of Obligations pursuant to the Amended Loan and Security Agreement shall be in U.S. dollars (and with respect to Letters of Credit denominated in Euros, in Dollar Equivalent) (as such terms are defined in the Amended Loan and Security Agreement). Except as expressly modified by the Amendment, the Loan and Security Agreement remains in full force and effect.

The Lenders have in the past provided, and may in the future provide, investment banking, cash management, underwriting, lending, commercial banking, trust, leasing, foreign exchange and other advisory services to, or engage in transactions with, the Company, its subsidiaries or affiliates. These parties have received, and may in the future receive, customary compensation from the Company or its subsidiaries or affiliates for such services.

The summary of the Amendment described above is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

10.1	First Amendment to Loan and Security Agreement, dated as of February 28, 2012, by and among Cooper Tire & Rubber Company, Max-Trac Tire Co., Inc., Bank of America, N.A. (as Administrative Agent, Issuing Bank and a Lender) and certain financial institutions named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY

By:	/s/ Jack Jay McCracken
Name: Jack Jay McCracken
Title: Assistant Secretary

Dated:  March 2, 2012

EXHIBIT INDEX

10.1	First Amendment to Loan and Security Agreement, dated as of February 28, 2012, by and among Cooper Tire & Rubber Company, Max-Trac Tire Co., Inc., Bank of America, N.A. (as Administrative Agent, Issuing Bank and a Lender) and certain financial institutions named therein.